Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 16, 2000 included in MathSoft, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.



                                               /s/  Arthur  Andersen  LLP
                                               ----------------------------
                                               ARTHUR  ANDERSEN  LLP


Boston,  Massachusetts
September  13,  2000


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